Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED [*****] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASEPTIC FILL MANUFACTURING AGREEMENT

This Aseptic Fill Manufacturing Agreement is made this 14th day of January, 2005 by and between GlycoGenesys, Inc. with its principal offices located at 31 St. James Avenue, 8th Floor, Boston MA 02116 (hereinafter referred to as “CLIENT”) and Hyaluron, Inc., a corporation, with its principal place of business located at 99 South Bedford Street, Burlington, MA 01803, (hereinafter referred to as “HYALURON”);

WHEREAS, CLIENT is the owner or licensee of patents, trade secrets, trademarks, formulations and know-how related to the pharmaceutical product known as GCS-100LE (hereinafter referred to as the “Drug Product”);

WHEREAS, HYALURON has the expertise, personnel, quality systems and the manufacturing facility suitable for aseptic processing, formulation, filling, visual inspection, labeling, QC testing, storage, shipping, and bulk packaging of the Drug Product;

WHEREAS, CLIENT wishes to have HYALURON perform some or all of the above services with respect to the Drug Product as agreed and HYALURON wishes to provide the agreed services to CLIENT;

NOW THEREFORE, in consideration of the premises and the undertakings, terms, conditions and covenants set forth below, the parties hereto agree as follows:

I.	DEFINITIONS

a.	Bulk Drug Substance or Active Pharmaceutical Ingredient (API) shall mean the un-formulated Bulk Drug Substance or Active Pharmaceutical Ingredient used as starting material, delivered by CLIENT (at its cost), to HYALURON for formulating and processing.

b.	Bulk Formulated Drug shall mean the formulated Bulk Drug Substance or formulated Active Pharmaceutical Ingredient, either formulated by HYALURON or delivered by CLIENT (at its cost), to HYALURON for processing.

c.	Bulk Drug Product shall mean the Bulk Formulated Drug that has been sterile filtered but not yet filled.

d.	Drug Product shall mean the aseptically filled drug in final dosage form meeting Product Specifications.

e.	Product Specifications shall mean those products, labeling, and performance specification developed and/or filed with the FDA or other appropriate regulatory agencies as such set forth in the Exhibit I, Product Specifications.

f.	Certificate of Analysis, or COA, of Bulk Drug Substance or Active Pharmaceutical Ingredient or Bulk Formulated Drug or Bulk Drug Product or Drug Product shall mean documentation certifying this material meets all of CLIENT’S required analytical and microbiological specifications.

g.	cGMP Regulations means Current Good Manufacturing Practices as defined from time to time under the Act, as codified in 21 CFR Parts 210 and 211 and associated guidelines and equivalent European regulations and guidelines and being currently utilized within the pharmaceutical industry to manufacture the applicable type of Product(s) and shall include pertinent FDA guidelines for aseptically filled products.

h.	Retain Samples shall mean any Drug Product samples retained throughout the manufacturing process as required by the CLIENT and/or applicable regulatory agencies.

i.	Bulk Sterility Testing shall mean testing performed on Bulk Drug Product to ensure that it is free of any microbiological contamination to within USP specifications.

j.	Final Sterility Testing shall mean testing performed on the Drug Product to ensure that it is free of any microbiological contamination as required by CLIENT and/or regulatory agencies.

k.	Final Endotoxin Testing shall mean Bacterial Endotoxin Testing (BET) on the Drug Product to ensure that it does not exceed endotoxin limits as required by regulatory agencies.

l.	IND shall mean an Investigational New Drug Application for the Drug Product, as defined in the United States Food and Drug Administration (FDA) rules and regulations, 21 CFR.

m.	Batch or Lot shall mean, with respect to Product(s), each separate and distinct quantity of Product processed under continuous conditions and designated by a distinctive batch or lot number

II.	PROJECT SCOPE

a.	HYALURON will, in accordance with all recent meetings, correspondence, and/or communications between it and CLIENT, including HYALURON’s proposal as accepted by CLIENT, be responsible for aseptic processing and manufacture of CLIENT’S Drug Product according to cGMP Regulations.

b.	Upon Execution of this Agreement, HYALURON shall proceed with all such processing and manufacturing in full accordance with the fill date and other timings (Exhibit II) and procedures as set forth in this contract.

c.	HYALURON will process each batch of Drug Product using components and ingredients listed in Exhibit III attached.

III.	HYALURON’S RESPONSIBILITIES

a.	Perform formulation of the Bulk Drug Substance or Active Pharmaceutical provided by CLIENT (if required by this contract).

b.	Perform sterile filtration of the Bulk Formulated Drug.

c.	Furnish all labor to prepare the components listed in Exhibit III and sterilizing these items according to validated procedures.

d.	Furnish all labor to conduct the appropriate raw material, in-process, and Drug Product testing as required in Exhibit IV attached.

e.	Furnish all necessary labor to aseptically fill vials within tolerance limits established by CLIENT in Exhibit III attached.

f.	Perform Final Sterility Testing and Final Endotoxin Testing on the Drug Product as a requirement prior to release.

g.	Provide necessary labor to perform 100% visual inspection of Drug Product.

h.	Provide necessary labor to label Drug Product.

i.	Provide necessary space to store Drug Product.

j.	Provide necessary labor to bulk pack each batch of Drug Product units into appropriate shipping containers to ensure proper storage temperature during normal transit to CLIENT.

k.	Provide necessary labor to prepare shipment of Drug Product units to CLIENT or to CLIENT’S designated consignee.

l.	Ship all Drug Product to CLIENT or to CLIENT’S designated consignee in accordance with the delivery Schedule specified in Exhibit II.

m.	Provide equipment necessary to monitor the temperature of the Bulk Drug Substance or Active Pharmaceutical Ingredient or Bulk Formulated Drug or Bulk Drug Product and/or the Drug Product while in transit to assure that the product is maintained as required by CLIENT.

n.	A Certificate of Analysis for each batch delivered shall record the item tested, method, SOP/USP reference, specification and test result.

o.	Supply essential documents in support of the Chemistry, Manufacturing and Control section of CLIENT’S supplemental regulatory filing(s) in the U.S. or the equivalent in other jurisdictions.

p.	Provide a drug master file cross reference letter when available.

q.	Shall request reasonably promptly the supply of reference standards as required.

r.	Shall store and maintain the reference standards according to instructions supplied by CLIENT and shall ensure the appropriate use of the reference standards.

s.	Furnish all labor to produce a new GCS-100LE reference standard to replace the existing reference standards.

t.	Control the reference standard distribution after the new lot of reference standard is prepared.

IV.	CLIENT RESPONSIBILITIES

a.	Furnish HYALURON with Bulk Drug Substance or Active Pharmaceutical Ingredient or Bulk Formulated Drug, at no cost to HYALURON, together with a Certificate of Analysis at least two (2) weeks prior to the fill date. The Certificate of Analysis certifies that the Bulk Drug Substance or Active Pharmaceutical Ingredient or Bulk Formulated Drug is free of endotoxin contaminants and meets all of CLIENT’S required analytical and microbiological specifications.

b.	Provide HYALURON with a current MSDS for the Bulk Drug Substance or Active Pharmaceutical Ingredient or Bulk Formulated Drug.

c.	Furnish HYALURON with complete Drug Product Specifications.

d.	Provide HYALURON with an initial supply of Product specific reference standards to conduct appropriate in-process and Drug Product testing as required in Exhibit IV and qualification documents stating the expiry or retest date of such reference standards.

e.	Be responsible for the additional costs associated with utilization of an aseptic process that is new or different from the validated aseptic processing cycles HYALURON customarily employs.

f.	Be responsible for any product specific testing including potency assays unless otherwise specified in the attached proposal noted in Exhibit IV attached.

g.	Be responsible for product specific tests for final release of each batch of the Drug Product to confirm it meets Specifications. If required, HYALURON shall send a sample of each batch of the Drug Product manufactured pursuant to this Agreement, at CLIENT’S cost, to a location designated by CLIENT as required in Exhibit IV for the purpose of test in accordance with the final Drug Product Specification, before delivery of the batch to CLIENT or CLIENT’s designation consignee.

h.	As required by the FDA, CLIENT shall assume full responsibility for final release of each lot of the Drug Product for its intended use.

i.	Provide HYALURON with written specifications as to environmental conditions during shipping and name and address of the recipient and shipping date.

j.	Provide HYALURON with a validated rework procedure (if CLIENT has established such a rework procedure).

k.	Provide HYALURON with methods and specifications for in-process and final Drug Product testing as specified in Exhibit IV attached.

l.	Furnish HYALURON with equipment decontamination procedures including a residual product test method and residual product limit with acceptance criteria.

m.	Provide HYALURON with a copy of the CMC, or equivalent, section, prior to submission, of the relevant regulatory submissions for HYALURON review and comment (e.g., IND or NDA).

V.	PRICING AND SCHEDULING

a.	The current price quotation for the production of Drug Product units is attached as Exhibit II.

b.	The cost of the project may be revised if current manufacturing responsibilities, procedures and/or analytical requirements are revised by CLIENT and agreed to in writing by HYALURON.

c.	If proposed filling dates listed (Exhibit II) are estimates, HYALURON will make a “best effort” to accommodate CLIENT needs until such time CLIENT can provide HYALURON with exact fill dates. However, if these dates conflict with ongoing HYALURON business commitments, then HYALURON will give CLIENT an opportunity to reserve alternate fill dates before scheduling fill dates to other clients.

d.	CLIENT shall complete and provide HYALURON in writing, at least two weeks in advance of a planned fill date, all information requested on Exhibit V attached. All information in Exhibit V must be completed to prevent any delays.

VI.	PAYMENT

a.	An amount equal to 50% of the total contract price shall be made to HYALURON at the time of execution and delivery of the contract. The remainder will be invoiced to CLIENT as noted below.

b.	Invoices are due within 30 days of receipt. The invoice date will be the date CLIENT’S Quality Assurance Department has released the lot.

c.	All invoices paid later than forty-five (45) days from date of invoice will be charged 1.5% simple interest per month.

VII.	CHANGE IN SCOPE

a.	Changes by CLIENT:

i.	CLIENT must approve, in writing, the Product Specification Sheet, Exhibit I, at least two weeks prior to the date of manufacture. If CLIENT requests a change to the Product Specification Sheet and HYALURON agrees that such change is feasible with regard to the manufacture of the Drug Product, such change shall be incorporated within the specifications pursuant to a revision of the Product Specification Sheet (PSS). This amended PSS must be approved by both parties, in writing, and attached to Exhibit VI, Contract Amendments.

ii.	The price of the Drug Product manufactured shall be adjusted for any such change in Section VII.a.i. above, and CLIENT shall pay HYALURON the costs associated with such change, including any development work, if necessary, based upon HYALURON’s then-prevailing development rates.

iii.	Such prices and costs shall be set forth in written amendment to this Agreement.

iv.	It is the responsibility of CLIENT to ensure that proper regulatory agencies approve the suggested changes.

b.	Changes by HYALURON:

i.	HYALURON agrees that any changes developed by HYALURON that may be incorporated into the Drug Product shall be set forth in a revision of the PSS and agreed to by CLIENT in writing prior to such incorporation. This amended PSS should be attached to Exhibit VI.

VIII.	STABILITY REQUIREMENTS

a.	CLIENT will maintain all samples necessary for stability testing for each batch of Drug Product unless this activity has been contracted to HYALURON as stated in the “Quality Control Testing Performed at HYALURON” section of Exhibit IV and detailed in Exhibit VI both attached.

i.	If CLIENT requests, HYALURON can monitor and perform stability studies for CLIENT.

ii.	If requested, HYALURON will provide an estimate of the time required and the costs associated with performing and monitoring such stability studies.

b.	CLIENT is responsible for any additional testing which CLIENT may deem necessary but is not included in this Agreement.

c.	HYALURON reserves the right to maintain a minimum number of samples as specified in Exhibit IV, from each batch agreed to by CLIENT in the event of an Out of Specification test results.

IX.	CANCELLATION

a.	Cancellation of scheduled reserved production dates, other than by reason of CLIENT’s termination of the Agreement because of HYALURON’s breach, default, insolvency or bankruptcy, will incur the following cancellation fees in addition to the amount stipulated and paid as set forth in Section VI, Paragraph A:

b.	All cancellation and rescheduling requests must be submitted in writing.

c.	Cancellation or rescheduling of clinical runs will incur the following fees:

Number of days before scheduled run	Rescheduling Fee (if rescheduled within 60 days of initial fill date)	Cancellation Fee
16 – 30 days	0% of Manufacturing Task Price	50% of Manufacturing Task Price

8 – 15 days	75% of Manufacturing Task Price	75% of Manufacturing Task Price

0-7 days	100% of Manufacturing Task Price	100% of Manufacturing Task Price

When canceling an entire project, the client forfeits the initial deposit paid at the beginning of the project and is responsible for project costs incurred up to the date of receipt of the cancellation notice as well as any associated costs to close down the project.

X.	LIABILITY

a.	Acts of God

i.	HYALURON shall not be liable for damages for, nor shall this agreement be terminable by reason of, any delay or default in HYALURON’s performance hereunder if such a delay or default is caused by conditions beyond HYALURON’s control including, but not limited to, acts of God, regulation or law or other action of government or any agency thereof, war, insurrection, civil commotion, destruction of production facilities or materials by earthquakes, fire, flood or storm, labor disturbances, epidemic, or failure of suppliers, public utilities or common carriers. Performance shall be excused only to the extent of and during the reasonable continuance of such event. HYALURON agrees to promptly notify CLIENT of any interruptions of supply as described above and to employ all reasonable efforts toward prompt resumption of its performance when possible if such performance is delayed or interrupted by reason of such event.

b.	Failure to Supply

If CLIENT fails to supply HYALURON with Bulk Drug Substance or Active Pharmaceutical Ingredient or Bulk Formulated Drug in time for processing, the scheduled run will be cancelled and will incur cancellation fees as set forth in Section IX unless the failure to supply is due to factors including, but not limited to, acts of God, regulation or law or other action of government or any agency thereof, was, insurrection, civil commotion destruction of production facilities or materials by earthquakes, fire, flood or storm, labor disturbances, epidemic, or failure of suppliers, public utilities or common carriers. Furthermore, HYALURON cannot guarantee to meet previously agreed upon time lines with regard to Drug Product shipment related to such Bulk Drug Substance or Active Pharmaceutical Ingredient or Bulk Formulated Drug. Once all applicable cancellation fees, as set forth in Section IX are fully paid, the manufacturing run will be rescheduled and HYALURON will require a prepayment fee of not less than 50% of the contracted price of the project being rescheduled.

c.	Replacement of Drug Product

i.	If, due to any negligent act or omission or failure to comply with the provisions of this Agreement on HYALURON’s part in the examination of Bulk Drug Substance or Active Pharmaceutical Ingredient or Bulk Formulated Drug supplied by CLIENT, the Drug Product manufactured hereunder fails to conform with the Drug Product Specifications, HYALURON’s sole liability in such case shall be limited to replacement of Drug Product (equal to but not more than the contract filling cost of the batch with the exclusion of any previously incurred cancellation fees), at no additional cost to CLIENT.

ii.	Notwithstanding the foregoing to the contrary, this Section X, Paragraph C, shall not limit any liability of HYALURON under Section XVI.

d.	Microbiological Failure:

i.	If the clinical batches produced by HYALURON do not meet the microbiological acceptance criteria as described in CLIENT’S release specifications, HYALURON will launch a failure investigation and provide CLIENT with a copy of the final investigation report within 45 days of such failure. In addition, the CLIENT will retest reserve samples of Bulk Drug Substance or Active Pharmaceutical Ingredient to confirm it met the original microbiological acceptance criteria prior to shipment to HYALURON.

ii.	If, after the failure investigation and retesting, the Drug Product failure is due to HYALURON’s negligence, or failure to comply with the provisions of this Agreement, HYALURON will rework the Drug Product at no additional cost to CLIENT. If the Drug Product cannot be reworked, HYALURON will, notwithstanding the provisions of Section XVI, Paragraph B, maintain a limit of liability not more than the contract filling cost of the batch only.

e.	Nonconforming Drug Product

i.	CLIENT shall have a period of thirty (30) days from the date of its receipt of a shipment of Drug Product to examine and reject such shipment for nonconformance with the Product Specifications.

ii.	If CLIENT rejects such shipment, it shall promptly notify HYALURON and provide to HYALURON samples of such shipment for testing.

iii.	HYALURON reserves the right to test samples set aside under Section VIII, Paragraph C.

iv.	If HYALURON tests such shipment and determines that it did conform to the Drug Product Specifications, the parties shall submit samples of such shipment to a mutually acceptable independent laboratory for testing.

v.	If such independent laboratory determines that the shipment conformed to the Drug Product Specifications, CLIENT shall bear all expenses of shipping and testing such shipment samples.

vi.	If such independent laboratory confirms that such shipment does not meet the Drug Product Specifications, HYALURON shall bear all expenses of shipping and testing such shipment samples.

vii.	The batch, found to be nonconforming because of HYALURON action or lack thereof, shall be disposed of as directed by CLIENT, at HYALURON’s expense.

viii.	Any Drug Product that CLIENT does not reject in the aforesaid thirty (30) day period pursuant to this Section X, shall be deemed accepted, and all claims with respect to the Drug Product not conforming to Product Specification shall be deemed waived by CLIENT.

ix.	Except as set forth above, this Section X shall not limit any liability of HYALURON under Section XVI.

XI.	TERM AND TERMINATION

a.	Term

i.	This Agreement shall commence on the date first above written and will continue for a period of one year; provided that if a party provides notice to the other of its desire to extend the term for an additional one year period no later than 75 days prior to the expiration of the then current one year term and the party receiving such notice does not reject such extension in writing within 15 days of receipt, the terms of this Agreement shall extend for an additional on year period. HYALURON has manufactured and delivered the Drug Product batch(s) set forth on Exhibit II to CLIENT, provided that

b.	Termination

i.	This Agreement may be terminated at any time upon the occurrence of any of the following events:

1.	Default: forty-five (45) days written notice, by either party to the other party, in the event that the other party breaches any provision of this Agreement, and such party fails to remedy the breach prior to the expiration of the forty-five (45) day period.

2.	Insolvency: Written notice by either party to the other upon the assignment for the benefit of creditors of the other party, if proceedings in voluntary or involuntary bankruptcy are instituted against the other party or if a receiver or trustee is appointed for the other party, and the failure of such insolvency, bankruptcy or proceeding to be dismissed with sixty (60) days.

3.	Notice by Client: Following ninety (90) days written notice by CLIENT to HYALURON.

c.	Payment on Termination

i.	CLIENT shall be responsible for all Cancellation fees and penalties as described in Section IX.

ii.	Upon reimbursement, HYALURON shall send raw materials and components to CLIENT in accordance with CLIENT’S instructions.

d.	Survival

i.	Paragraph C of this Section XI and Sections XII, XIII, XIV and XVI shall survive the termination or cancellation of this Agreement for any reason.

XII.	WARRANTIES

a.	Compliance

i.	HYALURON shall manufacture all Drug Product and perform other work in accordance with cGMP Regulations as they apply to product for human clinical trial material.

ii.	In manufacturing Drug Product, HYALURON shall take every commercially reasonable effort to comply with all applicable laws, regulations, and professional standards.

iii.	CLIENT assumes responsibility for all contact with the FDA and other regulatory bodies, pertaining specifically to Drug Product.

iv.	HYALURON shall advise CLIENT immediately if an authorized agent of any regulatory body visits or inspects HYALURON manufacturing facility and makes an inquiry regarding HYALURON’s method of manufacture of the Drug Product for CLIENT.

v.	HYALURON shall make available to CLIENT all correspondence, reports and notices received from, or sent to, the FDA or any other such regulatory body regarding any such visits, inquiries or inspections related to the manufacture of the Drug Product for the CLIENT at HYALURON.

vi.	HYALURON shall notify CLIENT immediately upon receipt of any advance notice of any inspection by FDA specifically regarding the manufacture of CLIENT’S Drug Product, and CLIENT shall have the right to have an employee present at any such inspection.

b.	Audits

i.	CLIENT shall have the right, upon fifteen (15) business days prior written notice for cause and (30) business days prior written notice for all other audits to HYALURON, to conduct during normal business hours a quality assurance audit and examination of HYALURON’s records and production facilities relating to the production of CLIENT’S Drug Product and to perform follow-up audits as reasonably necessary.

ii.	CLIENT shall have access only to the facilities and information that is deemed necessary to successfully complete this audit and examination while maintaining information confidential pursuant to the provisions of Section XIII.

iii.	Such audits and examinations may be conducted from time to time on a reasonable basis with reasonable care to avoid undue interruptions to HYALURON’s business prior to production of the first Drug Product batch ordered by CLIENT for 90 days after the first fill with HYALYRON and once a calendar year thereafter.

iv.	If CLIENT wishes to perform audits more often than provided under Section XII.b.iii., CLIENT shall pay HYALURON Five Thousand Dollars (US $5,000.00) per additional audit.

v.	CLIENT shall have the right at any time during the term of this Agreement, upon five (5) business days prior written notice to HYALURON, to conduct any audits specifically mandated by any Regulatory Authority or to respond to specific questions from any Regulatory Authority.

vi.	Visits by CLIENT to HYALURON’s aseptic filling facility involve maintaining the Confidential Information subject to the terms outlined in Section XIII.

vii.	The results of any such audits and examinations shall be considered Confidential Information under Section XIII and shall not be disclosed to third parties. If CLIENT discloses HYALURON audit information to regulatory agencies, CLIENT will notify HYALURON in writing of such communication if such disclosure is reasonably expected to initiate an audit by a regulatory agency.

viii.	If CLIENT utilizes auditors that are not employees of CLIENT, each of such auditors shall be subject to a non-disclosure agreement with HYALURON or CLIENT with confidentiality terms at least as stringent as those set forth herein.

c.	Drug Product Recalls

i.	In the event: (i) any government authority issues a request, directive or order that the Drug Product be recalled, or (ii) a court of competent jurisdiction orders such a recall, or (iii) CLIENT reasonably determines that the Drug Product should be recalled because the Drug Product does not conform to Specifications, the parties shall take all appropriate corrective actions. In no event, however, shall HYALURON have responsibility for regulatory compliance in connection with any recall, except to the extent and under the circumstances as required by law. All costs and expenses incurred in connection with such recall shall be the responsibility of CLIENT unless caused primarily by the negligence or willful misconduct of HYALURON or breach by HYALURON of the warranties set forth above or of any other term of this Agreement.

d.	Limitation of Remedies and Damages

i.	Except as set forth elsewhere herein, CLIENT’S sole and exclusive remedy for any claim arising by reason of or in connection with the sale, purchase, or delivery or use of Drug Product, regardless of whether such claim is based on tort law, breach of contract, breach of warranty or any other legal theory shall be a return of the price for manufacturing of that specific lot of Drug Product.

ii.	Except as set forth elsewhere herein, under no circumstances shall either party be liable for loss of use, lost profits or any other collateral, special, consequential or other incidental damages, losses, or expenses of the other party in connection with or by reason of any claim relating to the manufacture, supply, sale, purchase, use or delivery of Drug Product.

iii.	The foregoing warranties shall not extend to any nonconformity or defect, which relates to or is caused by Bulk Drug Substance or Active Pharmaceutical Ingredient or Bulk Formulated Drug supplied by CLIENT.

XIII.	CONFIDENTIALITY

a.	HYALURON and CLIENT agree to treat any information obtained from the other party (the “Disclosing Party”) or from a third-party performing services for the Disclosing Party in the course of the performance of this Agreement, and anything derived therefrom, including information generated in the course of performance of this Agreement, (collectively the “Information”) as the confidential and exclusive property of the Disclosing Party.

b.	The party receiving such Information (the “Receiving Party”) agrees not to disclose any of the Information to any third-party without first obtaining the written consent of the Disclosing Party.

c.	The Receiving Party agrees that it will use the Information for the purposes of satisfying its obligations under this Agreement, and for no other purpose without the prior written consent of the Disclosing Party.

d.	The Receiving Party agrees to take all practicable steps to insure that the Information will not be used by its directors, officers, employees or consultants, except on like terms of confidentiality as aforesaid, and will be kept fully private and confidential by them.

e.	Confidentiality shall not apply to that part of the Information which the Receiving Party is able to demonstrate by documentary evidence:

i.	was fully in the Receiving Party’s possession prior to receipt from the Disclosing Party or from a third-party performing services for the Disclosing Party; or

ii.	was in the public domain at the time of the receipt form the Disclosing Party; or

iii.	became a part of the public domain through no fault of the Receiving Party, its directors, officers, employees or consultants; or

iv.	was lawfully received by the Receiving Party from some third-party having a right of further disclosure, other than an Affiliate of the Disclosing Party or a third party performing services for the Disclosing Party; or

v.	is required to be disclosed by applicable law or regulation; provided, however, that in the event of a required disclosure, the Receiving Party shall promptly provide the Disclosing Party with prompt notice of the required disclosure so that the Disclosing Party may have an opportunity to prevent the same. Upon Disclosing Party’s request, Receiving Party will use reasonable efforts to assist Disclosing Party to obtain assurances that confidential treatment will be accorded to the Information disclosed pursuant to this Section XIII.e.v. Receiving Party shall give Disclosing Party written notice of any Information to be disclosed pursuant to this Section XIII.e.v.

XIV.	INTELLECTUAL PROPERTY

a.	HYALURON shall promptly notify CLIENT of any invention, discovery, know-how or improvement which are conceived or made solely by one or more employees of HYALURON or jointly by one or more employees of CLIENT during performance by HYALURON of its obligations under this Agreement. All Intellectual Property that is an improvement, or new use, of Bulk Drug Substance, Active Pharmaceutical Ingredient, Bulk Formulated Drug or Drug Product; or an invention that embodies or is developed using Information furnished by CLIENT or a third party performing services for CLIENT is hereby referred to as “CLIENT Intellectual Property”.

b.	HYALURON hereby assigns to CLIENT all of HYALURON’s right to, and interest in, any CLIENT Intellectual Property.

c.	All intellectual property that is not CLIENT Intellectual Property (“HYALURON Intellectual Property”) shall be the sole and exclusive property of HYALURON.

d.	HYALURON agrees to assist CLIENT in preparing and prosecuting patent applications and patent extensions or in obtaining other forms of intellectual property right protections on any CLIENT Intellectual Property assigned to CLIENT under this Section XIV. which CLIENT elects to protect.

e.	HYALURON hereby irrevocably appoints CLIENT as HYALURON’s attorney-in-fact for the purpose of executing the documents in CLIENT’s name as may be necessary or desirable to carry out the purposes of this Section XIV.

XV.	USE OF SUBCONTRACTORS

a.	HYALURON shall not assign, subcontract, or delegate any of its responsibilities under this Agreement without the prior express written consent of CLIENT.

XVI.	INDEMNIFICATION

a.	Indemnification by CLIENT

i.	CLIENT shall defend and indemnify and hold HYALURON and any parent, subsidiary, or affiliate entity and their officers, directors and the employees, and/or their successors and assigns thereto (collectively, “HYALURON Indemnities”), free and harmless from any and all expenses associated therewith (including, without limiting the generality of the foregoing, reasonable defense costs and attorney’s fees), to the extent arising out of or in connection with, or are the result of, or are otherwise related to:

1.	the promotion, distribution, use, misuse or sale of the Drug Product (including, without limiting the generality of the foregoing, any claims, express, implied or statutory, made as to the efficacy or safety thereof); provided such expenses are not the result of the negligence or willful misconduct of HYALURON or any of its agent or employees or breach by HYALURON of any terms of this Agreement; including all Exhibits attached hereto.

2.	any Drug Product labeling or packaging;

3.	CLIENT’S non-compliance with any applicable Federal or State law or regulation; or

4.	any failure of CLIENT to perform, in whole or in part, any of its obligations hereunder except in each case to the extent caused by the acts or omissions of HYALURON including the negligence or willful misconduct of HYALURON or any of its agents or employees or breach by HYALURON of any terms of this Agreement, including all Exhibits attached hereto.

ii.	CLIENT also will indemnify and hold HYALURON Indemnities free and harmless against any and all claims, demands, liability, actions or causes of action, and any and all expenses associated therewith (including without limiting the generality of the foregoing, reasonable defense costs and attorney’s fees), for damages on account of personal injury (including death) or property damage to the extent arising out of or in connection with the CLIENT’S alteration, secondary processing or handling of the Drug Product.

b.	Indemnification by HYALURON

i.	HYALURON will indemnify and hold CLIENT and any parent, subsidiary or affiliate entity and their officers, directors and employees and/or their successors and assigns thereto, free and harmless from any and all claims, demands, liability, actions or causes of action, or any fines or penalties, and any and all expenses associated therewith (including without limiting the generality of the foregoing, reasonable defense costs and attorney’s fees) to the extent arising out of or in connection with the negligence or willful misconduct of HYALURON or any of its agents or employees or breach by HYALURON of any term of this Agreement including all Exhibits attached hereto.

XVII.	GENERAL PROVISIONS

a.	Notices

i.	Any notice permitted or required by this Agreement may be sent by facsimile with the original document being sent by certified (or registered) mail, return receipt requested, or overnight delivery and shall be effective when received (or refused) via facsimile or mail or overnight if sent to the address below (or to such other facsimile number or address as may be designated by a party in writing):

CLIENT	HYALURON
GlycoGenesys, Inc 31 St. James Avenue Boston, MA 02116 Attention: Michael Koch Fax: 617-422-0675	Hyaluron, Inc. 99 South Bedford Street Burlington, MA 01803 Attention: Andrea Wagner Fax: 781-270-0110

b.	Entire Agreement; Amendment

i.	The parties hereto acknowledge that this Agreement sets forth the entire agreement and understanding of the parties and supersedes all prior written or oral agreements or understanding with respect to the subject matter hereof.

ii.	No modification of any of the terms of this Agreement, or any amendments thereto, shall be deemed to be valid unless in writing and signed by both parties hereto.

iii.	No course of dealing or usage of trade shall be used to modify the terms and conditions herein.

iv.	Any changes and modifications to this Agreement, including scheduling changes shall be approved by both parties and added to Exhibit VI.

v.	No failure or delay in exercising any remedy under this Agreement shall operate as a waiver hereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other remedy.

vi.	In the event any court shall determine that any term or provisions of this Agreement is invalid, such determination shall not affect the validity of the remaining terms or provisions of this Agreement, which shall remain in full force and effect.

c.	Assignment

i.	This Agreement shall be binding upon and inure to the benefit of the successors or permitted assigns of each of the parties and may not be assigned or transferred by either party without the prior written consent of the other, except that no consent shall be required in the case of a transfer to a wholly-owned subsidiary.

d.	Governing Law

i.	This Agreement is subject to and shall be governed by the laws of the Commonwealth of Massachusetts.

Agreed to and Accepted By:

FOR: HYALURON, Inc.	FOR: GLYCOGENESYS, Inc.

/s/ Shawn Kinney	/s/ Bradley J Carver
Signature	Signature

Shawn Kinney	Bradley J Carver
Printed Name	Printed Name

President	President and CEO
Title	Title

1/12/05	1/14/05
Date Signed	Date Signed

EXHIBIT I

PRODUCT SPECIFICATIONS

Test	Method	Specification	Performed By
Bulk Drug Substance
[*****]	[*****]	[*****]	Hyaluron
[*****]	[*****]	[*****]	Hyaluron
Bulk Formulated Drug
N/A
Bulk Drug Product
[*****]	[*****]	[*****]	Hyaluron
Drug Product
[*****]	[*****]	[*****]	Hyaluron
[*****]	[*****]	[*****]	Hyaluron
[*****]	[*****]	[*****]	Hyaluron
[*****]	[*****]		Hyaluron
[*****]	[*****]	[*****]	Hyaluron
[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	Hyaluron
[*****]	[*****]	[*****]	Hyaluron
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		[*****]	[*****]
[*****]		XXXXX	[*****]
[*****]		XXXXX	[*****]
[*****]		XXXXX	[*****]
[*****]		XXXXX	[*****]

*[*****]    will be removed from the product testing scheme after the completion of three successful batches.

EXHIBIT II

PRICING and SCHEDULING

Reference Hyaluron Project Proposal 115

Revision #2

Issued: Wednesday, November 03, 2004

Project Title: Manufacture of Phase I-III Clinical Supplies of GCS-100

Drug Product	Estimated Batch Size	Pricing	Tentative Fill Date	Tentative Release Date
GCS-100LE	[*****]	$[*****]	[****]	N/A
GCS-100LE	[*****] vials	$[*****]	[****]	[****]
GCS-100LE	[*****] vials	$[*****]	[****]	[****]
GCS-100LE	[*****] vials	$[*****]	[****]	[****]
GCS-100LE	[*****] vials	$[*****]	[****]	[****]

Activity	Price	Date	Notes
Media Fills	N/A	[*****]	SOP to be reviewed by GlycoGenesys
Analytical Suitability Testing	$[*****]	[*****]
Batch Record/ Documentation Package	$[*****]	[*****]
Cleaning Validation	$[*****]	[*****]

EXHIBIT III

COMPONENTS

Description	Size	Manufacturer	Manufacturer Number	Hyaluron Number	GlycoGenesys Number
Type I clear glass vial, Borosilicate	20mL	West Pharmaceutical		400-100-006	N/A

Stopper	20mm	West Pharmaceutical		400-404-007	N/A

Seal	20mm	West Pharmaceutical	54202056	400-300-003	N/A

Sterilizing Filters		Millipore	MPGL20CB3	100-020-012	N/A

Tubing				100-021-025	N/A

Fluid Handling Bags				100-029	N/A

FILLING TOLERANCES

Values	Volume
Label Claim	20mL

Target Fill Values	20.5mL

Fill Tolerances	20 to 21mL

EXHIBIT IV

QUALITY CONTROL TESTING PERFORMED AT HYALURON

Test	Acceptance Criteria
Bulk Drug Substance
[*****]	[*****]
[*****]	[*****]
Bulk Formulated Drug
N/A
Bulk Drug Product
[*****]	[*****]
Drug Product
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	XXXXX
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

RETAINS

Bulk Drug Substance

XXXXXmL

Bulk Formulated Drug

XXXXXmL

Bulk Drug Product    XXXXXmL

Final Drug Product    XXXXX vials

EXHIBIT V

AUTHORIZATION LETTER

Date:

HYALURON, Inc.

99 South Bedford Street

Burlington, MA 01803

Attentiion: Myron Dittmer

Mr. Dittmer:

Pursuant to the Drug Manufacturing Agreement dated December 30, 2004, CLIENT (GlycoGenesys, Inc.), authorizes HYALURON, Inc. to perform the following services:

General Information:

Product to be Filled:	_____________________________
Batch Number Assigned:	_____________________________
Expected batch Size:	_____________________________
Dosage Unit:	_____________________________
Anticipated Deliver Date:	_____________________________

Services Required:
Initial Below
Aseptic Filling:	_____________________________
100% Visual Inspection:	_____________________________
QC Testing:	_____________________________
Stability Studies:	_____________________________
Other (list):	_____________________________
_____________________________
Disposal:	_____________________________
Sample Retention/Storage:	_____________________________

EXHIBIT V

AUTHORIZATION LETTER

Filling Tolerances and Information (To be defined prior to fill):

Values:	_____________________________
Volume:	_____________________________
Weight:	_____________________________
Label Claim:	_____________________________
Target Fill Values:	_____________________________
Fill Tolerance:	_____________________________
Specific Gravity:	_____________________________

Price: (See Exhibit II of the Agreement)

If you agree to the above information please sign and return one copy of this letter to the undersigned.

FOR: HYALURON, Inc.	FOR: GLYCOGENESYS, Inc.
Signature	Signature
Printed Name	Printed Name
Title	Title
Date Signed	Date Signed

EXHIBIT VI

CONTRACT AMENDMENT HISTORY